AMENDED STATEMENT BY                                              [STAMP]
FOREIGN CORPORATION

Burst.com, Inc. which will do business in California as Delaware Burst.com, a corporation organized and existing under the laws of Delaware, and which is presently qualified for the transaction of intrastate business in the State of California, makes the following statement:

That the name of the corporation has been changed to that hereinabove set forth and that the name relinquished at the time of such change was Instant Video Technologies, Inc. 1853776


                                       Burst.com. Inc. which will do business in
                                       California as Delaware Burst.com
                                       -----------------------------------------
                                               (Name of Corporation)

                                               /s/ Edward H. Davis
                                       -----------------------------------------
                                          (Signature of Corporate Officer)

                                       Edward H. Davis
                                       Vice President, Secretary and General
                                       Counsel
                                       -----------------------------------------
                                       (Typed Name and Title of Officer Signing)


                                                            [SEAL]
                                                OFFICE OF THE SECRETARY OF STATE

                               State of Delaware
                        Office of the Secretary of State

                                   ----------

                                     [SEAL]

     I, EDWARD J. FREEL, SECRETARY OF THE STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "BURST.COM, INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE EIGHTEENTH DAY OF AUGUST, A.D. 2000.

      AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE NOT HAVING BEEN CANCELLED OR DISSOLVED SO FAR AS THE RECORDS OF THIS OFFICE SHOW AND IS DULY AUTHORIZED TO TRANSACT BUSINESS.

      AND I DO HEREBY FURTHER CERTIFY THAT THE SAID "BURST.COM, INC." WAS INCORPORATED ON THE TWENTY-SEVENTH DAY OF APRIL, A.D. 1990.




                                 [SEAL]      /s/ Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State

2229021 8300                                         AUTHENTICATION:     0627789

001420146                                                      DATE:    08-18-00

                              State of California

                                     [SEAL]

                               SECRETARY OF STATE
                                  NAME CHANGE
                          CERTIFICATE OF QUALIFICATION

                                    C1853776

I, BILL JONES, Secretary of State of the State of California, hereby certify:

That on the 29th day of August, 2000, there was filed in this office an Amended Statement and Designation by Foreign Corporation whereby the corporate name of INSTANT VIDEO TECHNOLOGIES, INC., a corporation organized and existing under the laws of Delaware, was changed to BURST.COM, INC. WHICH WILL DO BUSINESS IN CALIFORNIA AS DELAWARE BURST.COM. This corporation complied with the requirements of California law in effect on that date for the purpose of qualifying to transact intrastate business in the State of California and as of said date has been and is qualified and authorized to transact intrastate business in the State of California, subject however, to any licensing requirements otherwise imposed by the laws of this State, and that the corporation shall transact all intrastate business within this state under the above fictitious name elected by it.


[SEAL]                                   IN WITNESS WHEREOF, I execute this
                                           certificate and affix the Great Seal
                                           of the State of California this day
                                           of August 31, 2000.


                                        /s/ Bill Jones
                                        BILL JONES                    ac
                                        Secretary of State